Exhibit 10.14.10+

AMENDMENT NO. 12
TO THE
LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT NO. 12 effective as of June 17, 2013 (the “Amendment Twelve Effective Date”) by and between TeleNav, Inc., a Delaware corporation with principal offices at 950 De Guigne Dr., Sunnyvale, CA 94085 (“LICENSOR”) and AT&T Mobility LLC, a Delaware limited liability company with principal offices at 1055 Lenox Park Blvd., Atlanta, GA 30319 (“AT&T”) amends the License and Service Agreement dated as of March 19, 2008 between the Parties (“Agreement”). All capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Agreement.
RECITALS
WHEREAS, the parties have amended the Agreement by the:

1.	First Amendment dated as of November 13, 2008;

2.	Second Amendment dated as of November 20, 2008;

3.	Fourth Amendment dated as of June 16, 2009;

4.	Sixth Amendment dated as of October 13, 2009;

5.	Seventh Amendment dated as of October 27, 2009;

6.	Eighth Amendment dated as of November 16, 2009;

7.	Ninth Amendment dated as of April 13, 2010;

8.	Tenth Amendment dated as of January 18, 2011;

9.	Eleventh Amendment dated as of December 6, 2011; and
WHEREAS, the Parties inadvertently skipped (and did not execute) a third or fifth amendment to the Agreement and nevertheless desire to continue numbering amendments sequentially; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Additional Content Bundle. Section 2 of Exhibit F of the Agreement is amended as follows:

(a)    The definition of “Content Bundles” is amended to include the offering described in Schedule 1 attached hereto (“Travel Pack Bundle”).
(b)    Revenue Share. The Parties agree that the Revenue Share set forth in Schedule 1 attached hereto shall apply to the Travel Pack Bundle.
2.    No Further Changes. Except as modified hereby, the Agreement will continue in full force in accordance with its terms.

IN WITNESS WHEREOF, AT&T and LICENSOR, intending to be bound by all of the terms and conditions, have caused this Amendment No. 12 to be duly executed by their respective duly authorized representatives as of the date set forth above. This Amendment No. 12 will not be fully executed and binding on the parties unless and until authorized signatures of both parties are affixed hereto.

(signature on next page)

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T MOBILITY LLC on behalf of itself and its Affiliates	TELENAV, INC.
/s/ Quyen Quach (Signature)	/s/ Michael Strambi (Signature)
Printed Name: Quyen Quach	Printed Name: Michael Strambi
Title: Director, AT&T Entertainment Apps	Title: Chief Financial Officer
Date: July 2, 2013	Date: July 22, 2013

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1

The Travel Pack Bundle will consist of the elements set forth below. AT&T will have sole discretion to determine the retail pricing for the Travel Pack Bundles. AT&T will pay LICENSOR the greater [*****]. “Net Revenue” means the gross price charged to End Users for the Travel Pack Bundle (other than any transport or other telecommunications charges) excluding any credits, sales or use taxes or other governmental charges.

Bundle Name	Description	Minimum monthly fee paid to Licensor for Travel Pack Bundle	Licensor Revenue Share for Travel Pack Bundle
Travel Pack	AT&T Navigator and AT&T Roadside Assistance	$[*****]	[*****]%

[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.